       1                                           Exhibit 99(b)




                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549





                                FORM 11-K


                              ANNUAL REPORT


                    Pursuant to Section 15(d) of the
                     Securities Exchange Act of 1934


               For the fiscal year ended November 28, 1993



   A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                EMPLOYEE SAVINGS PLAN OF MCDONNELL DOUGLAS
                         CORPORATION - COMPONENT PLAN

   B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                         MCDONNELL DOUGLAS CORPORATION

                              P.O. BOX 516

                       ST. LOUIS, MISSOURI  63166


   Financial Statements and Exhibits
   ----------------------------------
   a.  Financial Statements

       The following financial statements of the Plan, together with the report of Ernst & Young, Independent Auditors, are included herein:

        Statement of Net Assets Available for Plan Benefits as of
        November 28, 1993 and  November 29, 1992

        Statement of Changes in Net Assets Available for Plan Benefits for the fiscal years ended November 28, 1993, November 29, 1992 and November 24, 1991




       2                                           Exhibit 99(b)


       Notes to Financial Statements

   b.  Exhibits

       The following financial statements and schedule of the McDonnell Douglas Corporation - Master Savings Trust, together with the report of Ernst & Young, Independent Auditors are included herein:

        Statement of Net Assets as of November 28, 1993 and
        November 29, 1992

        Statement of Changes in Trust Equity for the fiscal years ended November 28, 1993, November 29, 1992 and November 24, 1991

        Notes to Financial Statements

        Schedule - Investments in Securities as of November 28, 1993

                               Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this annual report to be signed on its behalf by the undersigned thereunto duly authorized.

                     EMPLOYEE SAVINGS PLAN OF MCDONNELL
                     DOUGLAS CORPORATION-COMPONENT PLAN
                     ----------------------------------
                                (Name of Plan)

                     Date:  March 17, 1994

                     /s/ R. M. Smoski

                     R. M. Smoski, Director, Compensation Administration